Exhibit 1

Joint Filing Agreement

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Class A Common Stock, par value $0.001 per share of Stagwell Inc. and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of May 10, 2023.

AlpInvest Partners US Secondary Investments 2016 I C.V.
By: AlpInvest Partners Secondary Investments 2016 I B.V., its general partner
By: AlpInvest Partners B.V., its managing director

By:	/s/ Marc Rademakers
Name: Marc Rademakers
Title: Authorized Signatory

By:	/s/ Marnix Mol
Name: Marnix Mol
Titled: Authorized Signatory

AlpInvest PEP Secondary 2017 C.V.
By: AlpInvest PEP GP B.V., its general partner
By: AlpInvest Partners B.V., its managing director

By:	/s/ Marc Rademakers
Name: Marc Rademakers
Title: Authorized Signatory

By:	/s/ Marnix Mol
Name: Marnix Mol
Titled: Authorized Signatory

CUSIP No. 552697104	Page 23 of 25

AlpInvest Secondaries Fund VI C.V.
By: AlpInvest SF VI B.V., its general partner
By: AlpInvest Partners B.V., its managing director

By:	/s/ Marc Rademakers
Name: Marc Rademakers
Title: Authorized Signatory

By:	/s/ Marnix Mol
Name: Marnix Mol
Titled: Authorized Signatory

AlpInvest Secondaries Fund (Euro) VI C.V.
By: AlpInvest SF VI B.V., its general partner
By: AlpInvest Partners B.V., its managing director

By:	/s/ Marc Rademakers
Name: Marc Rademakers
Title: Authorized Signatory

By:	/s/ Marnix Mol
Name: Marnix Mol
Titled: Authorized Signatory

GGG US Secondary 2017 C.V.
By: AlpInvest GGG B.V., its general partner
By: AlpInvest Partners B.V., its managing director

By:	/s/ Marc Rademakers
Name: Marc Rademakers
Title: Authorized Signatory

By:	/s/ Marnix Mol
Name: Marnix Mol
Titled: Authorized Signatory

CUSIP No. 552697104	Page 24 of 25

AlpInvest GA Secondary C.V.
By: AlpInvest GA B.V., its general partner
By: AlpInvest Partners B.V., its managing director

By:	/s/ Marc Rademakers
Name: Marc Rademakers
Title: Authorized Signatory

By:	/s/ Marnix Mol
Name: Marnix Mol
Titled: Authorized Signatory

AG Secondary C.V.
By: AlpInvest G GP, B.V., its general partner
By: AlpInvest Partners B.V., its managing director

By:	/s/ Marc Rademakers
Name: Marc Rademakers
Title: Authorized Signatory

By:	/s/ Marnix Mol
Name: Marnix Mol
Titled: Authorized Signatory

APSS Secondary C.V.
By: AlpInvest PSS GP B.V., its general partner
By: AlpInvest Partners B.V., its managing director

By:	/s/ Marc Rademakers
Name: Marc Rademakers
Title: Authorized Signatory

By:	/s/ Marnix Mol
Name: Marnix Mol
Titled: Authorized Signatory

AJ Secondary C.V.
By: AlpInvest J GP B.V., its general partner
By: AlpInvest Partners B.V., its managing director

By:	/s/ Marc Rademakers
Name: Marc Rademakers
Title: Authorized Signatory

By:	/s/ Marnix Mol
Name: Marnix Mol
Titled: Authorized Signatory

CUSIP No. 552697104	Page 25 of 25

AP Fondo Secondaries II C.V.
By: AlpInvest Fondo B.V., its general partner
By: AlpInvest Partners B.V., its managing director

By:	/s/ Marc Rademakers
Name: Marc Rademakers
Title: Authorized Signatory

By:	/s/ Marnix Mol
Name: Marnix Mol
Titled: Authorized Signatory

AlpInvest Partners B.V.

By:	/s/ Marc Rademakers
Name: Marc Rademakers
Title: Authorized Signatory

By:	/s/ Marnix Mol
Name: Marnix Mol
Titled: Authorized Signatory